EATON VANCE INTERNATIONAL SMALL-CAP FUND
Supplement to Prospectus dated April 1, 2021

The following changes are effective October 1, 2021:

1.	The following replaces “Management” in “Fund Summary”:

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Managers. The Fund is managed by Aidan Farrell, Vice President of MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), who has managed the Fund since its inception in December 2015. Prior to October 2021, Mr. Farrell was Vice President of Eaton Vance Global Advisors Limited (“EVGA”).

2.	The following replaces the fourth paragraph under “Management” in “Management and Organization”:

Pursuant to an investment sub-advisory agreement, Eaton Vance has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (“EVAIL”), 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. Eaton Vance pays EVAIL a portion of its fee for sub-advisory services provided to the Fund. Pursuant to a participating affiliate arrangement, EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) to render investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliated agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). On March 1, 2021, upon the closing of the Transaction, each of EVAIL and EVGA became indirect wholly owned subsidiaries of Morgan Stanley. Prior to March 1, 2021, each of EVAIL and EVGA were indirect wholly owned subsidiaries of EVC.

3.	The following replaces the eighth paragraph under “Management” in “Management and Organization”:

The portfolio manager of the Fund is Aidan Farrell. Mr. Farrell has managed the Fund since it commenced operations in December 2015. Mr. Farrell manages other Eaton Vance portfolios. Prior to joining MSIM FMIL, as a Vice President, in October 2021, Mr. Farrell held similar positions at EVGA, EVAIL and Eaton Vance Management (International) Limited (“EVMI”) (2015-2021).

September 28, 2021	39617 9.28.21

EATON VANCE INTERNATIONAL SMALL-CAP FUND

Supplement to Statement of Additional Information (“SAI”) dated April 1, 2021

EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

Supplement to SAI dated March 1, 2021

The following changes are effective October 1, 2021:

The following replaces “Information About EVAIL.” under “Investment Advisory and Administrative Services”:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As described in the Prospectus, following the close of the Transaction on March 1, 2021, EVAIL became an indirect, wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect, wholly-owned subsidiary of EVC. EVAIL was originally organized in 2015.

EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) in rendering investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliated agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). Prior to March 1, 2021, each of EVGA and EVAIL were indirect wholly owned subsidiaries of EVC. On March 1, 2021, upon the closing of the Transaction, each of EVAIL and EVGA became indirect wholly owned subsidiaries of Morgan Stanley. MSIM FMIL is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MSIM FMIL has entered into a Memorandum of Understanding (“MOU”) with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from MSIM FMIL may render portfolio management, research and other services to the Fund subject to supervision by EVAIL.

September 28, 2021	9.28.21